Exhibit 10.4
[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ADDENDUM NO. 2 TO

AMENDED AND RESTATED SERVICES AGREEMENT

BETWEEN

IHC Health Services, Inc.

AND

R1 RCM Inc.

ADDENDUM NO. 2 TO
AMENDED AND RESTATED SERVICES AGREEMENT
This Addendum No. 2 (this “Addendum”) is made and entered into as of the 18th day of June, 2018 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties. The Parties have also entered into a Transition Services Agreement (referred to herein as the “Transition Services Agreement”) dated April 8, 2018.

NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.	Purpose
When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. The Parties intend to supplement the Services Agreement to add missing information and terms that the Parties specifically intended to agree upon following the Effective Date of the Services Agreement. All other terms and conditions of the Agreement shall remain in full force and effect.

2.	Schedules and Attachments
This Addendum includes each of the following attached Exhibits, all of which are incorporated into this Addendum by reference:

Exhibit A: Amended and Restated Exhibit 11.1-A Exhibit B: R1 Leased Spaces at Intermountain Buildings Exhibit C: Sample Calculation

3.	Definitions
Capitalized terms used in this Addendum but not otherwise defined herein shall have the meanings given to such terms in the Services Agreement.

1
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4.	Base Fee

4.1	Effective as of the Commencement Date, Exhibit 11.1-A (Base Fee for Services) to the Services Agreement is hereby deleted and replaced in its entirety with Exhibit A hereto.

4.2
In accordance with Section 2.2(ii) of Exhibit 11.1-A, the Parties have agreed on a methodology relating to allocation of costs and expenses for information technology support and real estate for purposes of the calculation of Base Fee.

Use of Lake Park Premises

4.3
Pursuant to a separate lease agreement between the Parties, Intermountain is leasing to R1 certain floors and square footage located within the “north” building, and may lease to R1 space within the “south” building, of 4646 Lake Park Blvd. in Salt Lake City, Utah 84120 (together, the “Lake Park Premises”). The base rent charged by Intermountain to R1 for use of the Lake Park Premises as set forth in the lease agreement [**] is based on fair market rent for similar space in the Salt Lake City region.

4.4	[**]

4.5	R1 will notify Intermountain (the “L.P. Services Notice”) promptly after R1 commences performing services at the Lake Park Premises for a client other than Intermountain. [**]

4.6
Thereafter, on a quarterly basis, R1 will provide to Intermountain a report that contains (a) the percentage of working space at the Lake Park Premises dedicated solely to Intermountain and (b) the percentage of other space (i.e., “mixed” use working space plus space dedicated solely to any non-Intermountain client) as of such date. [**]

4.7
If at a future date, the Parties enter into a lease for 3930 Parkway Boulevard, West Valley City, Utah 84120 (“Parkway”), the Parties agree that Sections 4.3 – 4.6 will apply to Parkway with the references to Lake Park Premises and [**] interpreted to refer to the Parkway premises and base rent at the Parkway premises.

Real Estate Baseline Costs

4.8
With respect to those Intermountain locations listed on Exhibit B that are leased to R1 pursuant to sublease or license agreements (collectively, the “Leased Spaces”), if there is a difference between (i) the total cost of operations at the Leased Spaces, including, but not limited to, base rent, furniture fees, utilities and operating expenses, and (ii) the baseline costs and expenses associated with the Leased Spaces that were included in the Cost to Collect Numerator for the Initial Cost to Collect Factor, then the Parties agree to perform a one-time adjustment prior to September 30, 2018 to equitably increase or decrease the Non-Labor Cost to Collect Factor to account for such difference in

2
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accordance with Section 2.2(ii) of Exhibit 11.1-A to the Services Agreement, with such adjustment to be effective retroactively to the Commencement Date.

4.9
The Parties further agree to equitably decrease the Non-Labor Cost to Collect Factor to remove baseline costs and expenses associated with closure of the following short term leased spaces as identified in Exhibit B: (a) Med Group CBO Springville, (b) Med Group CBO Riverdale, (c) Provo Eastbay CBO, (d) St. George CBO (BE) & (FE), (e) St. George CBO (Med Group), and (f) St. George – Knight, with such reduction to take effect as of the termination date of each such sublease agreement or license agreement. The termination date for all short term leases is anticipated to be September 1, 2018, but such date may be extended if and as agreed by the Parties in writing. [**]

Information Technology Support

4.10	In consideration for R1’s access and use of [**], on a [**] basis, R1 will [**].

4.11	In consideration for the Transition Services (not covered by Section 4.10 above) provided by Intermountain under the Transition Services Agreement between the Parties, on a [**] basis, R1 will [**].

4.12
On a quarterly basis, R1 will provide to Intermountain a report that contains (a) the number of R1 employees with [**] and (b) the number of R1 employees located in premises who use, or for whom is used, any of the Transition Services or IT infrastructure under the Transition Services Agreement, as of such date. Upon Intermountain’s request in good faith, R1 will provide Intermountain with information reasonably needed by Intermountain to calculate or verify the [**].

4.13	[**]

5.	Amendment to Exhibit 18.8
Effective as of the date of the Services Agreement, Exhibit 18.8 to the Services Agreement is hereby amended by adding the following paragraph as Section 8:
“8.    R1 is not entitled to and shall not take any tax position that is inconsistent with being a service provider to Intermountain Healthcare with respect to property owned by Intermountain Healthcare. For example, R1 shall not claim any depreciation or amortization deduction, investment tax credit, or deduction for any payment as rent with respect to Intermountain Healthcare property (except for payments of rent on the property leased, subleased or licensed by R1 from IMH under the following agreements, all dated to be effective as of April 8, 2018: (a) Office Lease Agreement for Lake Park North building, (b) Office Lease Agreement for space in Layton building, (c) Office Lease Agreement for space in South Jordan Homecare building, (d) Master License Agreement for space in Provo Eastbay building, (e) Sublease Agreement for Riverdale location, (f) Sublease Agreement for Springville location, (g) Sublease

3
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Agreement for St. George – 340-342 E. 600 S. location, (h) Sublease Agreement for St. George – Knight Bldg. location, and (i) Sublease Agreement for St. George – Foremaster Bldg. location).”

SIGNATURE PAGE FOLLOWS

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Mark A. Runyon Name: Mark A. Runyon Title: VP Operations Finance	R1 RCM Inc. By: /s/ H. Jeffrey Brownawell Name: H. Jeffrey Brownawell Title: SVP of Operations

SIGNATURE PAGE TO ADDENDUM __ TO AMENDED AND RESTATED SERVICES AGREEMENT

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

EXHIBIT A
AMENDED AND RESTATED EXHIBIT 11.1-A

EXHIBIT A TO ADDENDUM 2 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

[R1 Draft 4-23-18]
Confidential Draft for Discussion Purposes Only

AMENDED AND RESTATED SERVICES AGREEMENT

between

IHC Health Services, Inc.

and

R1 RCM Inc.

EXHIBIT 11.1-A

BASE FEE FOR SERVICES

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

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Exhibit 11.1-A

Base Fee for Services
1.Base Fee.
For R1’s provision of Services, IMH will pay to R1 a single base fee with respect to the combined IMH Facilities and the IMH Providers (the “Base Fee”), which Base Fee shall be calculated in the aggregate and will be comprised of:

1.1	For the period from the Commencement Date through [**], a [**] fee (to be invoiced in accordance with Exhibit 11.1-C) equal to the sum of:

a.	the product of:

(i)	the prior year’s [**] Cash Collections with respect to such [**] for the revenue cycle operations of the IMH Facilities and the IMH Providers in the aggregate, multiplied by

(ii)	the sum of (A) one, plus (B) [**] (the result of (i) multiplied by (ii) will be referred to herein as “[**] Base Fee Cash”), multiplied by

(iii)	the [**] Cost to Collect Factor,
plus

b.	the product of:

(i)	the prior year’s [**] Cash Collections with respect to such [**] for the revenue cycle operations of the IMH Facilities and the IMH Providers in the aggregate, multiplied by

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(ii)	the sum of (A) one, plus (B) [**] plus (C) [**] (the result of (i) multiplied by (ii) will be referred to herein as “[**] Base Fee Cash”, multiplied by

(iii)	the [**] Cost to Collect Factor,
minus

c.	the product of:

(i)	the [**] Base Fee Cash,
multiplied by

(ii)	the [**] (as defined in Section 4.3),
minus

d.	the product of:

(i)	the prior year’s [**] Cash Collections with respect to such [**] for the revenue cycle operations of the IMH Facilities and the IMH Providers in the aggregate, multiplied by

(ii)	the [**] (as defined in Section 5).

1.2	For the period of [**] to [**], a [**] fee equal to (to be invoiced in accordance with Exhibit 11.1-C) the sum of:

a.	the product of:

(i)	the [**] Base Fee Cash with respect to such quarter,
multiplied by

(ii)	the [**] Cost to Collect Factor,
plus

b.	the product of:

(i)	the [**] Base Fee Cash with respect to such [**]

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multiplied by

(ii)	the [**] Cost to Collect Factor,
minus

c.	the product of:

(i)	the sum of (A) [**] (as defined in Section 4.3), plus (B) [**] (as defined in Section 5), multiplied by

(ii)	the [**] Base Fee Cash with respect to such quarter.

1.3	For all periods beginning on or following [**], a [**] fee equal to (to be invoiced in accordance with Exhibit 11.1-C) the sum of:

a.	the product of:

(i)	the prior year’s [**] Base Fee Cash with respect to such quarter, multiplied by

(ii)	the sum of (A) one, plus (B) [**] plus (C) [**]
multiplied by

(iii)	the [**] Cost to Collect Factor,
plus

b.	the product of:

(i)	the prior year’s [**] Base Fee Cash with respect to such quarter multiplied by

(ii)	the sum of (A) one, plus (B) [**] plus (C) [**]
multiplied by

(iii)	the [**] Cost to Collect Factor

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minus

c.	the product of:

(i)	the sum of (A) [**] (as defined in Section 4.3), plus (B) [**] (as defined in Section 5), multiplied by

(ii)	the [**] Base Fee Cash with respect to such [**].
It is the intent of the Parties to commence Services on the first day of any month; however, in the event any Services do not start on the first of a month, the Parties shall account for any proration in the Base Fee in accordance with Section 11.5 of the Services Agreement.

1.4	Certain Definitions

(i)
“Acute Adjusted Admissions” means, for any Contract Quarter, the quotient of: (x) Total Patient Revenue for such quarter, divided by (y) the quotient of (1) Inpatient Revenue for such quarter, divided by (2) Inpatient Admissions for such quarter.

(ii)
“Acute Adjusted Admissions Percentage Change” means, for any Contract Quarter, the quotient of: (x) the difference between (a) the Acute Adjusted Admissions for such Contract Quarter, minus (b) the Acute Adjusted Admissions for the prior year’s Contract Quarter, divided by (y) the Acute Adjusted Admissions for the prior year’s Contract Quarter.

For example, to calculate the Acute Adjusted Admissions Percentage Change for the quarter ended 6/30/2019, you would evaluate the percentage change in the Acute Adjusted Admissions from the three-month period ended February 2018 to the three-month period ended February 2019.

(iii)	“Baseline Year” means [**].

(iv)
“Contract Quarter” means each three-month period during a Contract Year during the Term (i.e., January 1st to March 31st, April 1st to June 30th, July 1st to September 30th and October 1st to December 31st).

(v)
“Contract Year” means each calendar year during the Term, provided, however, that the initial Contract Year shall be the truncated year starting on the Commencement Date and ending on December 31, 2018.

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(vi)	[**]

(vii)	“Inpatient Admissions” means, for any Contract Quarter, the total number of Inpatient Admissions as set forth in IMH’s Enterprise Data Warehouse or equivalent reporting system.

(viii)	“Inpatient Revenue” means, for any Contract Quarter, the total dollar value of Inpatient Revenue as set forth in IMH’s Enterprise Data Warehouse or equivalent reporting system.

(ix)	“[**] Cost to Collect Factor” means the Initial Cost to Collect Factor (as defined in Section 3.1), minus the [**] Cost to Collect Factor.

(x)	“[**] Cost to Collect Factor” means the sum of: (i) the [**] Cost to Collect Factor plus (ii) the [**] Cost to Collect Factor (as each is defined in Section 3.1)

(xi)	[**]

(xii)	“Provider Visits” means, for any Contract Quarter, the total number of Provider Visits as set forth in IMH’s Enterprise Data Warehouse or equivalent reporting system.

(xiii)
“[**] Cash Collections” means, for each of the IMH Facilities and the IMH Providers (or both), the cumulative Cash Collections received by IMH for the IMH Facilities or the IMH Providers (or in the aggregate with respect to both), during the [**] period that ends one month prior to the commencement of the [**] for which the Base Fee with respect to IMH is payable.

For example, to calculate the Base Fee for [**] ended 6/30/2018, the [**] Cash Collections would equal IMH’s Cash Collections for the IMH Facilities and the IMH Providers for [**].

(xiv)	[**]
2.Initial Assessment.

2.1
Performance and Timing. The Parties will perform and complete a collaborative initial assessment of the Services prior to the Commencement Date in order to determine the Initial Cost to Collect Factor (as defined in Section 3.1 below) (the “Initial Assessment”).

2.2	Assessment Principles. In connection with the Initial Assessment, the following principles will be followed.

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(i)
Payroll Expenses for IMH: All payroll costs and expenses at IMH for In-Scope Employees (defined below) and, to the extent not otherwise included in the definition of In-Scope Employees, all payroll costs and expenses for Management Employees (as defined in this Section 2.2), all of which shall be borne by R1. “In-Scope Employees” means:

a.
those non-clinical employees, as identified by job title, which are responsible for performing functions that relate to the Services which are designated, pursuant to the Initial Assessment, as having an In-Scope Percentage (as defined below) that is greater than or equal to [**] percent ([**]) (all of which employees shall also be deemed to be In-Scope Employees); and

b.
if approved by the Joint Review Board, any non-clinical employees, as identified by job title, that are responsible for performing functions that relate to the Services and are designated, pursuant to the Initial Assessment as having an In-Scope Percentage higher than [**] percent ([**]) but lower than [**] percent ([**]).

Notwithstanding the foregoing, (y) subsection b of this definition shall include those employees working in departments which perform both the Services and services not qualifying as the Services, and (z) IMH may remove any Management Employee from the In-Scope Employees (in which case, R1 [**] for any payroll costs and expenses relating to such Management Employees). For the avoidance of doubt, if IMH removes an employee who is not a Management Employee from the In-Scope Employees, then such employee will remain an IMH employee, but the Cost to Collect Numerator will [**] with respect to any such employee. R1 shall [**] relating to such employees for the period of time such employee remains an IMH employee and provide services for IMH that would otherwise be Services under the Agreement if such employee had transitioned to R1.
“In-Scope Percentage” shall mean, for any “Department” at IMH, the proportion of “In Scope FTEs” cost for such Department divided by the “Total FTEs” cost for such Department.
“Management Employee” shall mean any (i) [**], and (ii) any employees performing similar functions to any of the employees referenced in clause (i).

(ii)	IT Support/Real Estate Expenses for IMH: With respect to allocation of costs and expenses related to information technology support and real estate for

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purposes of inclusion in the Cost to Collect Numerator, the Parties shall, prior to the Commencement Date, mutually agree in good faith on a methodology that (A) represents an accurate reflection of the allocation of costs and expenses between the Parties including both operating expense and depreciation expense; and (B) favors simplicity in execution and invoicing and excludes any cost allocation for In-Scope Employees whom we reasonably expect to remain in Authorized Space. The Parties shall mutually agree in good faith on a mechanism to avoid a material amount of duplicate or unfunded costs or expenses related to IT support and real estate.

(iii)	Other Expenses for IMH: Allocation of all other expense categories shall be determined through mutual agreement of both Parties in good faith.

(iv)	[**]

(v)
Non-Payroll Expenses for Third-Party Vendors: The Cost to Collect Numerator, as defined below, will include all costs and expenses related to In-Scope Vendors (defined below), [**] shall [**], excluding any portion of the costs and expenses for Partially Related Vendors that are not related to the Services.

“In-Scope Vendors” means third party vendors that perform functions as part of or related to the Services, including: (A) any vendor that, provides a product, solution or service (a “Vendor Service”) that is [**] percent ([**]) related to the Services; and (B) any vendor that is, providing or offering a Vendor Service is partially related to the Services (“Partially Related Vendors”).
In-Scope Vendors shall not include any (y) IT Host System Vendor; and (z) vendor with respect to a Vendor Service that is not related to the Services in any manner. “IT Host System Vendor” means a third party vendor that provides a product, solution or service (including hosting or providing a platform or system) that is used to capture patient encounters and associated charges that result in generation of a patient statement or bill.

(vi)
Partially Related Vendors: For any Partially Related Vendors, the portion of the cost of the Partially Related Vendor that relates to the Services will be [**]. The Joint Review Board may review the list of vendors from time to time and, when appropriate, determine whether any such vendor is not an In-Scope Vendor. If a vendor is deemed not to be an In-Scope Vendor, an adjustment to the Cost to Collect Numerator shall be made to [**], and R1 shall [**].

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(vii)	Additional Considerations:

a.
If a termination fee or other termination-related costs or expenses must be paid to allow for the termination or any splitting of an existing In-Scope Vendor contract, such fee will be [**], subject to Section 14.6 of the Agreement.

b.	The allocation of one-time, lump-sum implementation and/or license fees for a particular In-Scope Vendor will be [**] the Cost to Collect Numerator.

c.
R1 and IMH shall each be responsible for its own incurred costs associated with information technology, such as interface development, file transfers, and custom programming related to the R1 technology solutions and other third party vendors.

d.
The allocation between the Parties of one-time costs related to information technology system conversion services, including consulting services, staff augmentation and training, will be excluded from the Cost to Collect Numerator.

e.	Recurring maintenance, support, service, license, or contingency fees for all In-Scope Vendor products, solutions, and services, shall be included in the Cost to Collect Numerator, and [**] R1.

f.	The Parties will work together to identify any costs from the Initial Assessment that should be either added or removed from the Cost to Collect Numerator.

2.3	Determination of Initial Cost to Collect Factor. The Initial Cost to Collect Factor shall be determined by the Joint Review Board after the completion of the Initial Assessment.

(i)
Calculation Principles. In addition to the principles listed in Section 2.2 above, the Joint Review Board shall also follow the methodology below with respect to completing the table set forth in Section 3.1 in order to establish the Initial Cost to Collect Factor:

a.
The fraction to be set forth in the table (expressed as a percentage) representing the Cost to Collect Factor as of the Effective Date will be calculated as follows: (i) the aggregated annual value of all costs from the Initial Assessment for IMH, as approved by the Joint Review Board, and otherwise normalized to account for any extraordinary

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costs that do not relate to the Services provided during the Baseline Year or are not reasonably expected to continue (e.g. payroll costs related to Transcription) (collectively, “Cost to Collect Numerator”); and (ii) the denominator is equal to the aggregate amount of Cash Collections for the IMH Facilities and the IMH Providers, in the aggregate, during the Baseline Year.

(ii)	The Parties must determine the Initial Cost to Collect Factor prior to the Commencement Date.
3.Cost to Collect Factor.

3.1
“Cost to Collect Factor” means the fraction (expressed as a percentage) approved by the Joint Review Board after completion of the Initial Assessment (such fraction subject to any adjustment agreed by the Joint Review Board in accordance with Sections 3.2 and 3.3 below).

	Baseline Year Cash	Cost to Collect Numerator	Initial Cost to Collect Factor
All IMH Facilities and IMH Providers	[**]	[**]	[**]

[**]
The Cost to Collect Factor in the first table above shall be referred to as the “Initial Cost to Collect Factor.”
For the avoidance of doubt, the applicable Cost to Collect Factor that will be used in the Base Fee calculation in Section 1.1 shall equal the sum of:

(i)	the Initial Cost to Collect Factor listed above,

(ii)	any downward adjustments, as provided for in Section 3.2 below, and

(iii)	any upward adjustments, as provided for in Section 3.3 below.
For purposes of clarity, the Parties agree that the adjustments contemplated by subsections (ii) and (iii) directly above shall only be effective to Base Fee calculations prospectively, as of the latter to occur of: (x) the date of approval of the adjustment by the Joint Review Board; and (y) any later date as set forth in the approval by the Joint Review Board.

3.2	Discontinued Services

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If any Service is approved to be discontinued by the Joint Review Board, or via a written amendment to the Services Agreement executed by the Parties, the Parties will conduct an assessment of the cost assumptions underlying the Cost to Collect Factor with respect to such Service and the Joint Review Board shall approve an equitable downward adjustment to the Cost to Collect Factor to account for such Discontinued Services.

3.3	New Services, Acquisitions and New Hospitals

(i)
For the avoidance of doubt, if IMH requests that R1 provide any services other than the Services or if IMH requests that R1 provide any Services which were not provided to IMH prior to the date of such request, all such requested services shall be New Services under Section 3.8 of the Services Agreement. The Parties agree that for any such New Services, if the costs or expenses associated with such New Service are not accounted for in the determination of the Cost to Collect Factor as of the date such New Service would commence, then the Cost to Collect Factor will be equitably increased by an amount to be determined by the Joint Review Board, and such adjustments shall be effective as of the date R1 begins performing such New Service.

(ii)
In the event that after the Commencement Date additional existing facilities and providers are added to the IMH Facilities or IMH Providers that result in an increase of [**] of net patient services revenue, the Parties will perform and complete an assessment of such facilities and providers that is consistent in scope with the Initial Assessment and follows the principles set forth in Section 2.2. The results of any such assessment shall be submitted to the Joint Review Board and the Joint Review Board shall determine the proper increase to the Cost to Collect Factor in accordance with the guidelines and principles of this Exhibit 11.1-A. If the additional facilities and providers result in an increase of [**] of net patient services revenue the Cost to Collect factor then in place will be applied to the new facilities and providers.

(iii)
In the event that after the Commencement Date IMH opens new facilities that are added to the IMH Facilities or IMH Providers, and R1 hires any employees who will perform the Services for such new facility more than [**] in advance of IMH opening a new facility at IMH’s request, IMH shall reimburse R1 for the expenses incurred for hiring each such employee.

Any adjustments made for discontinuation of Services under Section 3.2 or addition of New Services under Section 3.3(i) will be based on the following fraction – the annualized expense for such Services divided by the trailing twelve months Cash Collections for the IMH Facilities and the IMH Providers – which fraction will be added or removed from the then current Cost to Collect Factor, depending on whether Services are being added or removed.

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4.[**]

4.1
During the Term, Intermountain shall be entitled to a [**] on each [**] Base Fee invoice, as reflected in Section 1.1, of the applicable [**] (as defined below), which shall be phased in over the [**] period from the Commencement Date.

4.2	For each year that Intermountain receives Services from R1 during the Term, the Cost to Collect Factor shall be [**] to be calculated as follows:

(i)	For the period starting on the Commencement Date and ending [**], [**] of the [**] shall be [**] from the Cost to Collect Factor;

(ii)	For the [**], [**] of the [**] shall be [**] from the Cost to Collect Factor;

(iii)	For each subsequent calendar year during the term thereafter, [**] of the [**] shall be [**] from the Cost to Collect Factor.

4.3	“[**]” means the quotient (expressed as a percentage) of (x) [**] divided by (y) the aggregate Cash Collections of the IMH Facilities and the IMH Providers during the Baseline Year.

Period	[**]	[**]
Commencement Date – [**]	[**]	[**]
[**]	[**]	[**]
[**] – Term	[**]	[**]

5.[**]
[**]

Period	[**]
Commencement Date – [**]	[**]
[**]	[**]
[**]	[**]
[**] – Term	[**]

[**]
6.Windfall Situations and Changes in the Environment

6.1	In the event that there is a Force Majeure Event, a material change in the environment in which IMH is operating its revenue cycles, or a material change in the laws and

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regulations that apply to IMH or R1 that significantly affects the economics of one or more of the Parties or frustrates the ability of a Party to perform its obligations hereunder, through no fault of its own, there will be a fair and appropriate adjustment (increase or decrease) to portions of the Base Fee. Upon such request, the Parties will, in good faith, discuss the costs associated with the change in circumstance, with the outcome to equitably reflect the incremental change in costs to deliver the Services.

6.2	Examples of matters that could trigger an adjustment to the Base Fee include the following:

(i)	Material changes in the form of reimbursement by commercial or government payors, including changes to a payment model such as an at-risk or partial or fully capitated system;

(ii)	[**]

(iii)	Changes to the IMH IT Environment, which results in a material [**] in the cost of revenue cycle operations.

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EXHIBIT B
R1 LEASED SPACE AT INTERMOUNTAIN BUILDINGS

Summary Location	Verified Working Location	Status
Home Care	11520 S Redwood Rd, South Jordan, UT 84095	IMH Owned Space
Lake Park CBO	4646 Lake Park Blvd, West Valley City	IMH Owned Space
Layton CBO	2195 N 1200 W, Layton	IMH Owned Space
Med Group CBO Springville	375 S 3 E, Springville	IMH Leased Space
Med Group CBO Riverdale	495 S 15 W, Riverdale	IMH Leased Space
Provo Eastbay CBO	75 East 1700 South, Provo	IMH Owned Space
St. George CBO (BE) & (FE)	544 S 400 E, St George	IMH Leased Space
St. George CBO (Med Group)	1490 E Foremaster Dr, St George	IMH Owned Space
St. George – Knight	616 South 300 East, St. George	IMH Leased Space

EXHIBIT B TO ADDENDUM 2 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Confidential Draft for Discussion Purposes Only

EXHIBIT C
SAMPLE CALCULATION FOR [**]
[**]

EXHIBIT C TO ADDENDUM 2 TO AMENDED AND RESTATED SERVICES AGREEMENT

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.